EXHIBIT 10.18

Execution Version

Second Amendment

to

AMENDED AND RESTATED CREDIT AGREEMENT

dated as of

January 1, 2009

among

PIONEER NATURAL RESOURCES COMPANY,

as the Borrower

JPMORGAN CHASE BANK, N.A.

as Administrative Agent

and

The Lenders Party Hereto

____________________________

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT  (this “Second Amendment”) dated as of January 1, 2009, among Pioneer Natural Resources Company, a Delaware corporation, as the Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, and the Lenders party hereto.

R E C I T A L S

A.        The Borrower, the Administrative Agent, and the Lenders party thereto are parties to that certain Amended and Restated Credit Agreement dated as of April 11, 2007, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of November 20, 2007 (as amended, modified, supplemented or restated prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.        The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.

C.        NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.        Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Second Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this Second Amendment refer to sections of the Credit Agreement.

Section 2.	Amendments to Credit Agreement.
2.1	Amendments to Section 1.01.

(a)       The definition of “Agreement” in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

“Agreement” means this Credit Agreement, as amended by the First Amendment and the Second Amendment, as the same may from time to time be amended, modified, supplemented or restated.

(b)       The definition of “Consolidated Tangible Net Worth” in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

“Consolidated Tangible Net Worth” means, at any date, (i) the Consolidated shareholders’ equity of Borrower and its Restricted Subsidiaries (determined in accordance with GAAP); less (ii) the amount of Consolidated intangible assets of Borrower and its Restricted Subsidiaries, provided, that to the extent oil and gas mineral leases are classified as intangible assets under GAAP, for purposes of this definition, those assets will be treated as tangible assets; less (iii) the non-cash gains related to derivatives, net of associated taxes, included in the consolidated statements of operations of Borrower and its Restricted Subsidiaries after December 31, 2008 and the other comprehensive income component of consolidated shareholders’ net equity of Borrower and its Restricted Subsidiaries attributable to deferred hedge gains, net of associated taxes; plus (iv) the aggregate amount of any non-cash write downs under Statements of Financial Accounting Standards Nos. 19, 109, 142, and 144, (and any statements replacing, modifying or superceding such statement), on a Consolidated basis, by Borrower and its Restricted Subsidiaries after December 31, 2006, net of associated taxes; plus (v) the non-cash losses related to derivatives, net of associated taxes, included in the consolidated statements of operations of Borrower and its Restricted Subsidiaries after December 31, 2008 and the other comprehensive income component of consolidated shareholders’ net equity of Borrower and its Restricted Subsidiaries attributable to deferred hedge losses, net of associated taxes.

(c)       The following definition is hereby added in Section 1.01 the Credit Agreement where alphabetically appropriate to read as follows:

“Second Amendment” means that certain Second Amendment to Credit Agreement dated as January 1, 2009 among the Borrower, the Administrative Agent and the Lenders party thereto.

Section 3.        Conditions Precedent. The effectiveness of this Second Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions specified in this Section 3:

3.1       Counterparts of Second Amendment. The Administrative Agent shall have received from the Borrower and the Required Lenders multiple counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of each such party.

3.2       No Default. No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Second Amendment.

Section 4.	Miscellaneous.

4.1       Confirmation. The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect in accordance with its terms following the effectiveness of this Second Amendment.

4.2       Ratification and Affirmation; Representations and Warranties. The Borrower hereby (a) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Second Amendment, (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (ii) no Default has occurred and is continuing.

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4.3       Loan Document. This Second Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement, as amended by this Second Amendment, relating to Loan Documents shall apply hereto.

4.4       Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

4.5       No Oral Agreement. This Second Amendment, the Credit Agreement and the other Loan Documents executed in connection therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

4.6       GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

BORROWER:		PIONEER NATURAL RESOURCES USA, INC.

	By:	/s/ Richard P. Dealy
	Name:	Richard P. Dealy
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to Second Amendment to Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A.,
as a Lender and as Administrative Agent

By:	/s/ Robert Traband
Name:	Robert W. Traband
Title:	Executive Director

Signature Page to Second Amendment to Amended and Restated Credit Agreement

LENDER:		WACHOVIA BANK, NATIONAL
ASSOCIATION

	By:	/s/ Shannan Townsend
	Name:	Shannan Townsend
	Title:	Director

Signature Page to Second Amendment to Amended and Restated Credit Agreement

LENDER:		BANK OF AMERICA, N.A.

	By:	/s/ Ronald E. McKaig
	Name:	Ronald E. McKaig
	Title:	Senior Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement

LENDER:		DEUTSCHE BANK AG NEW YORK BRANCH

	By:	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Vice President

	By:	/s/ Heidi Sandquist
	Name:	Heidi Sandquist
	Title:	Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement

LENDER:		WELLS FARGO BANK, NA

	By:	/s/ David C. Brooks
	Name:	David C. Brooks
	Title:	Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement

LENDER:		UBS AG, STAMFORD BRANCH

	By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

	By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

Signature Page to Second Amendment to Amended and Restated Credit Agreement

LENDER:		THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:
Name:
Title:

Signature Page to Second Amendment to Amended and Restated Credit Agreement

LENDER:		BMO CAPITAL MARKETS FINANCING, INC.

	By:	/s/ James V. Ducote
	Name:	James V. Ducote
	Title:	Director

Signature Page to Second Amendment to Amended and Restated Credit Agreement

LENDER:		CITIBANK, NA

By:
Name:
Title:

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LENDER:		THE ROYAL BANK OF SCOTLAND plc

	By:	/s/ David Slye
	Name:	David Slye
	Title:	Senior Vice President

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LENDER:		DBN NOR BANK ASA

	By:	/s/ Marcus Wendehog
	Name:	Marcus Wendehog
	Title:	Vice President, Assistant Counsel

	By:	/s/ Cathleen Buckley
	Name:	Cathleen Buckley
	Title:	Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement

LENDER:		BNP PARIBAS

By:
Name:
Title:

By:
Name:
Title:

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LENDER:		MIZUHO CORPORATE BANK, LTD.

	By:	/s/ Leon Mo
	Name:	Leon Mo
	Title:	Senior Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement

LENDER:		SCOTIABANC INC.

	By:	/s/ J. F. Todd
	Name:	J. F. Todd
	Title:	Managing Director

Signature Page to Second Amendment to Amended and Restated Credit Agreement

LENDER:		BARCLAYS BANK PLC

	By:	/s/ Douglas Bernegger
	Name:	Douglas Bernegger
	Title:	Director

Signature Page to Second Amendment to Amended and Restated Credit Agreement

LENDER:		FORTIS CAPITAL CORP.

By:
Name:
Title:

By:
Name:
Title:

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LENDER:		GOLDMAN SACHS CREDIT PARTNERS L.P.

	By:	/s/ Andrew Caditz
	Name:	Andrew Caditz
	Title:	Authorized Signatory

Signature Page to Second Amendment to Amended and Restated Credit Agreement

LENDER:		SOCIETE GENERALE

	By:	/s/ Kevin C. Joyce
	Name:	Kevin C. Joyce
	Title:	Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement

LENDER:		TORONTO DOMINION (TEXAS) LLC

	By:	/s/ Ian Murray
	Name:	Ian Murray
	Title:	Authorized Signatory

Signature Page to Second Amendment to Amended and Restated Credit Agreement

LENDER:		U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Daria Mahoney
	Name:	Daria Mahoney
	Title:	Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement

LENDER:		UNION BANK OF CALIFORNIA, N.A.

	By:	/s/ Alison Fuqua
	Name:	Alison Fuqua
	Title:	Assistant Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement

LENDER:		CREDIT SUISEE, CAYMAN ISLANDS
BRANCH

	By:	/s/ Doreen Barr
	Name:	Doreen Barr
	Title:	Vice President

	By:	/s/ Nurur Kumar
	Name:	Nurur Kumar
	Title:	Associate

Signature Page to Second Amendment to Amended and Restated Credit Agreement

LENDER:		THE BANK OF NOVA SCOTIA

	By:	/s/ David Mills
	Name:	David Mills
	Title:	MD

Signature Page to Second Amendment to Amended and Restated Credit Agreement

LENDER:		COMPASS BANK

	By:	/s/ Greg Determann
	Name:	Greg Determann
	Title:	Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement

LENDER:		CALYON NEW YORK BRANCH

	By:	/s/ Sharada Manne
	Name:	Sharada Manne
	Title:	Director

	By:	/s/ Tom Byargeon
	Name:	Tom Byargeon
	Title:	Managing Director

Signature Page to Second Amendment to Amended and Restated Credit Agreement